EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Member Meeting 1 Corporate Way Lansing, MI on August 20, 2015
Please detach at perforation before mailing.

PROXY	PROXY

JNAM GUIDANCE – EQUITY INCOME FUND,
A SERIES OF JACKSON VARIABLE SERIES TRUST
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
SPECIAL MEETING OF SHAREHOLDERS – AUGUST 20, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Special Meeting of Shareholders of JNAM Guidance – Equity Income Fund, a series of Jackson Variable Series Trust (the “Trust”) to be held at 1 Corporate Way, Lansing, Michigan, 48951, on Thursday, August 20, 2015 at 9:00 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Trust which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date
PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders of
JNAM Guidance – Equity Income Fund, a series of Jackson Variable Series Trust
To Be Held on August 20, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Special Meeting of Shareholders and the form of proxy card are available without charge at https://www.proxy-direct.com/jac-26403.

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	■
THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PLAN OF REORGANIZATION.

		FOR	AGAINST	ABSTAIN
1.
To approve the Plan of Reorganization, adopted by Jackson Variable Series Trust’s Board of Trustees, which provides for the reorganization of JNAM Guidance – Equity Income Fund, a series of Jackson Variable Series Trust, into JNL/The Boston Company Equity Income Fund, also a series of Jackson Variable Series Trust.
		[ ]	[ ]	[ ]
		FOR	AGAINST	ABSTAIN
2.	To transact other business that may properly come before the Meeting or any adjournments thereof.	[ ]	[ ]	[ ]

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Members Meeting 1 Corporate Way Lansing, MI on August 20, 2015
Please detach at perforation before mailing.
Voting Instruction Card
JNAM GUIDANCE – EQUITY INCOME FUND,
A SERIES OF JACKSON VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

SPECIAL MEETING OF SHAREHOLDERS – AUGUST 20, 2015

[INSURANCE COMPANY NAME DROP-IN]
The undersigned contract owner hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an “Insurance Company” and together the “Insurance Companies”) to vote all shares of JNAM Guidance – Equity Income Fund, a series of Jackson Variable Series Trust (the “Trust”) attributable to his or her variable annuity contract (“Variable Contract”) at the Special Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, 48951, on Thursday, August 20, 2015 at 9:00 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, August 18, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. If this voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares FOR the proposal specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders of JNAM Guidance – Equity Income Fund,
a series of Jackson Variable Series Trust
To Be Held on August 20, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Special Meeting of Shareholders and the
voting instruction card are available without charge at: https://www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	■
THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PLAN OF REORGANIZATION.

		FOR	AGAINST	ABSTAIN
1.
To approve the Plan of Reorganization, adopted by Jackson Variable Series Trust’s Board of Trustees, which provides for the reorganization of the JNAM Guidance – Equity Income Fund, a series of Jackson Variable Series Trust, into JNL/The Boston Company Equity Income Fund, also a series of Jackson Variable Series Trust.
		[ ]	[ ]	[ ]
		FOR	AGAINST	ABSTAIN
2.	To transact other business that may properly come before the Meeting or any adjournments thereof.	[ ]	[ ]	[ ]

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!